UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008

Safeguard Scientifics, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	1-5620	23-1609753
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Devon Park Drive, Building 800, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-293-0600

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 30, 2008, Raymond J. Land relinquished his role as Senior Vice President and Chief Financial Officer of Safeguard Scientifics, Inc. (the “Registrant”) to become Chief Financial Officer of Clarient, Inc. (Nasdaq – CLRT), a majority-owned subsidiary of the Registrant.

Effective June 2, 2008, Stephen Zarrilli will replace Mr. Land as Senior Vice President and Chief Financial Officer of the Registrant under the terms of an agreement between Mr. Zarrilli and the Registrant dated May 28, 2008 (“Agreement”). The Agreement and the Registrant’s press release announcing Mr. Zarrilli’s appointment are attached as Exhibits 10.1 and 99.1, respectively to this Current Report on Form 8-K and incorporated herein by reference. The material terms of Mr. Zarrilli’s employment agreement with the Registrant, including without limitation his base salary, annual incentive, stock option incentives, termination and severance, are set forth in the document entitled Summary of Compensation Terms – Stephen Zarrilli, which is filed with this Current Report on Form 8-K as Exhibit 10.2.

Mr. Zarrilli, age 47, is a Co-Founder and Managing Partner of the Penn Valley Group, a middle-market management advisory and private equity firm. While at Penn Valley Group, Mr. Zarrilli also served as Acting Senior Vice President, Acting Chief Administrative Officer and Acting Chief Financial Officer of the Registrant (December 2006 to June 2007). Mr. Zarrilli also served as the Chief Financial Officer (2001 to 2004) of Fiberlink Communications Corporation, a provider of remote access VPN solutions for large enterprises; as the Chief Executive Officer (2000 to 2001) of Concellera Software, Inc., a developer of content management software; as the Chief Executive Officer (1999 to 2000) and Chief Financial Officer (1994 to 1998) of US Interactive, Inc., a provider of Internet strategy consulting, marketing and technology services; and, previously, with Deloitte & Touche. Mr. Zarrilli is a director and Chairman of the Audit Committee of NutriSystem, Inc. (Nasdaq: NTRI).

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits.

10.1	Agreement by and between Safeguard Scientifics, Inc. and Stephen Zarrilli dated May 28, 2008

10.2	Summary of Compensation Terms – Stephen Zarrilli

99.1	Press release dated May 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated: May 29, 2008

By: BRIAN J. SISKO
Brian J. Sisko
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement by and between Safeguard Scientifics, Inc. and Stephen Zarrilli dated May 28, 2008

10.2	Summary of Compensation Terms – Stephen Zarrilli

99.1	Press release dated May 29, 2008